UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2006
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1001269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit Index
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
          Item 1.01. Entry into a Material Definitive Agreement
          To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
          Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
          Item 3.02. Unregistered Sales of Equity Securities
          To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
          Item 8.01. Other Events
          Effective August 25, 2006, Registrant completed the private placement of 62,180,556 shares of its common stock, par value $0.001 (the “Shares”), at a purchase price of $0.08 per share, and warrants to acquire 10,400,000 shares of common stock, par value $0.001 (the “ Warrants”), to certain affiliates of Whitebox Advisors, LLC. The aggregate consideration for the Shares and Warrants was $4,974,444.44, comprised of a new investment of $2.0 million and conversion of existing convertible notes and accrued interest in an aggregate amount of $2,974,444.44. As part of the transaction, Registrant entered into a Side Agreement amending certain terms of Secured Convertible Notes issued by the Registrant in prior financings with certain affiliates of Whitebox Advisors, LLC, and entered into a Third Amended Registration Rights Agreement. The Securities Purchase Agreement, a form of the Warrants, Third Amended Registration Rights Agreement and Side Agreement are filed as exhibits to this Current Report and, upon such filing, are hereby incorporated by reference into this Item 8.01.
          On each of June 7, 2006 and June 28, 2006, Registrant privately placed $500,000 of Secured Convertible Promissory Notes (the “June Notes”) with certain affiliates of Whitebox Advisors, LLC. On July 31, 2006, Registrant also completed the private placement of $1,160,000 aggregate principal amount of Secured Convertible Promissory Notes (the “July Notes”) with certain affiliates of Whitebox Advisors, LLC. In addition to the June Notes, July Notes and the transaction described herein, Registrant has entered into prior financings with affiliates of Whitebox Advisors, LLC (the “Prior Whitebox Financings”) on September 17, 2004, March 24, 2005, and September 7, 2005 to privately place $6,550,000, $3,000,000 and $7,000,000, respectively, of Secured Convertible Promissory Notes.

As part of the transaction described herein, Registrant and the affiliates of Whitebox agreed to convert the June Notes and the July Notes into shares of Registrant’s common stock at a price of $0.08 per share. Registrant and those same Whitebox affiliates also agreed to convert any interest due and payable on the June Notes, July Notes and the Prior Whitebox financings, totaling $814,444.44 in the aggregate, into shares of Registrant’s common stock at a price of $0.08 per share.
          In addition, as part of the transaction described herein, Registrant and those certain affiliates of Whitebox entered into a Side Agreement which, among other things, revised the conversion rate of the Secured Convertible Promissory Notes issued in the Prior Financings. As provided by the Side Agreement, the Secured Convertible Promissory Notes issued in connection with the Prior Financings may be converted, at the election of the Whitebox affiliates, at the rate of $0.15 per share. The Side Agreement also gives Registrant the right to pay all or any portion of future scheduled interest payments due under the Prior Financings in September 2006 and December 2006 in shares of Registrant’s common stock, par value $0.001, at a conversion rate equal to the greater of (i) $0.08 per share; or (ii) the average of the daily closing bid prices for the Company’s Common Stock over a period of 30 consecutive Trading days The last day of such 30 day period will be the Trading Day immediately prior to the day in which a 2006 Interest Payment is due. A “Trading Day” is (x) a day on which the Common Stock is traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board (all “Trading Markets”), or (y) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its function of reporting prices).
          In the Third Amended Registration Rights Agreement, Registrant has agreed, among other things, for the benefit of the holders of the Shares, Warrants, Secured Convertible Notes and warrants issued in connection with the Prior Financings and the shares of our common stock issuable upon conversion of the Secured Convertible Notes and exercise of the Warrants or Prior Financing warrants that we will at our expense:
•	File with the SEC on or before October 24, 2006, a shelf registration statement covering resales of those securities; and

•	Keep effective the shelf registration statement until the earliest of (i) the sale of all outstanding securities registered under the shelf registration statement; (ii) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to the shares of common stock issuable upon conversion of the Notes or exercise of the Warrants and (iii) five years after the effective date of the shelf registration statement.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
Not applicable
(b)	Pro forma financial information.
Not applicable
Exhibit Index
(c)	Exhibits.
10.1	Securities Purchase Agreement, dated August 25, 2006 by and between Sutura, Inc, and certain other parties thereto.

10.2	Third Amended Registration Rights Agreement, dated August 25, 2006, by and between Sutura, Inc, and certain other parties thereto.

10.3	Side Agreement, dated August 25, 2006, by and between Sutura, Inc, and certain other parties thereto.

10.4	Form of Warrant, dated August 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.

(Registrant)

Date: August 31, 2006
/s/ Anthony Nobles

Anthony Nobles
President, Chief Executive Officer, Chairman of the Board